UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2023

Patterson-UTI Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-39270	75-2504748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10713 W. Sam Houston Pkwy N, Suite 800, Houston, Texas		77064
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281-765-7100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PTEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on June 14, 2023, Patterson-UTI Energy, Inc., a Delaware corporation (“Patterson-UTI”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) with NexTier Oilfield Solutions Inc., a Delaware corporation (“NexTier”), Pecos Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Patterson-UTI (“Merger Sub Inc.”), and Pecos Second Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Patterson-UTI (“Merger Sub LLC”), pursuant to which, upon the terms and subject to the conditions set forth therein, (i) Merger Sub Inc. will merge with and into NexTier, with NexTier continuing as the surviving entity (the “Surviving Corporation”) (the “First Company Merger”) and (ii) immediately following the First Company Merger, the Surviving Corporation will merge with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving entity and a direct, wholly owned subsidiary of Patterson-UTI (collectively with the First Company Merger, the “Mergers”).

On July 17, 2023, Patterson-UTI filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (Registration No. 333-273295) (the “Registration Statement”), which was declared effective by the SEC on July 31, 2023, and which included a joint proxy statement/prospectus of Patterson-UTI and NexTier in connection with the Mergers (such joint proxy statement/prospectus as filed by Patterson-UTI on July 31, 2023, the “Joint Proxy Statement/Prospectus”).

Litigation Related to the Mergers

Since the filing of the Joint Proxy Statement/Prospectus, one complaint has been filed by a purported Patterson-UTI stockholder against Patterson-UTI and the members of Patterson-UTI’s Board of Directors in the United States District Court for the Southern District of New York. The complaint is captioned Bushansky v. Patterson-UTI Energy, Inc. et al., No. 1:23-cv-06768 (S.D.N.Y. filed Aug. 2, 2023) (the “Stockholder Action”). The plaintiff in the Stockholder Action alleges that, among other things, the Joint Proxy Statement/Prospectus contains certain disclosure deficiencies and/or incomplete information regarding the Mergers, and asserts claims for violations of Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder against Patterson-UTI and its Board of Directors, and violations of Section 20(a) of the Exchange Act against Patterson-UTI’s Board of Directors. The plaintiff in the Stockholder Action seeks, among other relief, an order enjoining defendants and all persons acting in concert with them from proceeding with, consummating, or closing the Mergers and any vote on the Mergers, rescission or an award of rescissory damages in the event the Mergers are consummated, and costs and reasonable attorney and expert fees. As of the date hereof, Patterson-UTI also has, to its knowledge, received one demand letter from a purported Patterson-UTI stockholder (the “Demand Letter” and, together with the Stockholder Action, the “Stockholder Claims”) alleging that the Joint Proxy Statement/Prospectus contains certain disclosure deficiencies and/or incomplete information regarding the Mergers. It is possible that additional, similar complaints may be filed, or that additional, similar demand letters may be received by Patterson-UTI, regarding the Mergers. Absent new or different allegations that are material or a disclosure obligation under the U.S. federal securities laws, Patterson-UTI will not necessarily disclose such additional complaints or demands.

Patterson-UTI and Patterson-UTI’s directors deny that any further disclosure beyond that already contained in the Joint Proxy Statement/Prospectus is required under applicable law. However, in order to avoid the risk that the Stockholder Claims may delay or otherwise adversely affect the consummation of the Mergers, to avoid nuisance and minimize the distractions, uncertainties and expense inherent in litigation, and without admitting any liability or wrongdoing, Patterson-UTI is voluntarily making certain disclosures below that supplement those contained in the Joint Proxy Statement/Prospectus. These disclosures, and disclosures of certain other matters, are provided in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Patterson-UTI and Patterson-UTI’s directors specifically deny all allegations in the Stockholder Claims and specifically deny that any additional disclosure was or is required and that the supplemental disclosures below are otherwise material.

SUPPLEMENT TO PROXY STATEMENT

Patterson-UTI is supplementing the Joint Proxy Statement/Prospectus with certain additional information set forth below. These disclosures should be read in connection with the Joint Proxy Statement/Prospectus, which should be read in its entirety and is available on the SEC’s website at http://www.sec.gov, along with the periodic reports and other information Patterson-UTI files with the SEC. The supplemental disclosures contained herein will not affect the timing of special meetings of Patterson-UTI’s and NexTier’s stockholders, which are scheduled to be held on August 30, 2023 at 10:00 a.m. local time.

All page references are to pages in the Joint Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Joint Proxy Statement/Prospectus. To the extent the following information differs from or conflicts with the information contained in the Joint Proxy Statement/Prospectus, the information set forth below shall be deemed to supersede the respective information in the Joint Proxy Statement/Prospectus. New text within the amended and supplemented language from the Joint Proxy Statement/Prospectus is indicated in bold and underlined text (e.g., bold, underlined text), and deleted text within the amended and supplemented language from the Joint Proxy Statement/Prospectus is indicated in bold and strikethrough text (e.g., ~~bold, strikethrough text~~).

The disclosure beginning on page 96 of the Joint Proxy Statement/Prospectus under the heading “The Mergers—Opinion of Patterson-UTI’s Financial Advisor—Illustrative Discounted Cash Flow Analysis” is hereby revised and supplemented as follows:

Patterson-UTI on a Standalone Basis. Using the Patterson-UTI projections for Patterson-UTI, Goldman Sachs performed an illustrative discounted cash flow analysis on Patterson-UTI to derive a range of illustrative present values per share of Patterson-UTI common stock. Using the mid-year convention for discounting cash flows and discount rates ranging from 10.0% to 12.0%, reflecting estimates of Patterson-UTI’s weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2023 (i) estimates of unlevered free cash flow for Patterson-UTI for the period beginning April 1, 2023 through December 31, 2027 as reflected in the Patterson-UTI projections for Patterson-UTI and (ii) a range of illustrative terminal values for Patterson-UTI, which were calculated by applying terminal year exit enterprise value (“EV”) to EBITDA (“EV/EBITDA”) multiples ranging from 3.0x to 6.0x, to a terminal year estimate of the EBITDA to be generated by Patterson-UTI, as reflected in the Patterson-UTI projections for Patterson-UTI (which analysis implied perpetuity growth rates ranging from (6.3)% to 3.8%). The range of terminal year exit EV/EBITDA multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account historical trading multiples of Patterson-UTI. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (“CAPM”), which requires certain company-specific inputs, including Patterson-UTI’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for Patterson-UTI, as well as certain financial metrics for the U.S. financial markets generally.

Goldman Sachs derived a range of illustrative enterprise values for Patterson-UTI by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Patterson-UTI the amount of Patterson-UTI’s net debt of approximately $670 million, as provided by and approved for Goldman Sachs’ use by the management of Patterson-UTI, to derive a range of illustrative equity values for Patterson-UTI. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Patterson-UTI of approximately 213.4 million, as provided by and approved for Goldman Sachs’ use by the management of Patterson-UTI, using the treasury stock method, to derive a range of illustrative present values per share ranging from $16.90 to $28.77.

NexTier on a Standalone Basis. Using the Patterson-UTI projections for NexTier, Goldman Sachs performed an illustrative discounted cash flow analysis on NexTier to derive a range of illustrative present values per share of NexTier common stock. Using the mid-year convention for discounting cash flows and discount rates ranging from 10.5% to 12.5%, reflecting estimates of NexTier’s weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2023 (i) estimates of unlevered free cash flow for NexTier for the period beginning April 1, 2023 through December 31, 2027 as reflected in the Patterson-UTI projections for NexTier and (ii) a range of illustrative terminal values for NexTier, which were calculated by applying terminal year exit EV/EBITDA multiples ranging from 2.5x to 5.5x, to a terminal year estimate of the EBITDA to be generated by NexTier, as reflected in the Patterson-UTI projections for NexTier (which analysis implied perpetuity growth rates ranging from (9.9)% to 3.1%). The range of terminal year exit EV/EBITDA multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account historical trading multiples of NexTier. Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including NexTier’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for NexTier, as well as certain financial metrics for the U.S. financial markets generally.

Goldman Sachs derived a range of illustrative enterprise values for NexTier by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for NexTier the amount of NexTier’s net debt of approximately $204 million, as provided by and approved for Goldman Sachs’ use by the management of Patterson-UTI, to derive a range of illustrative equity values for NexTier. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of NexTier of approximately 236.3 million, as provided by and approved for Goldman Sachs’ use by the management of Patterson-UTI, using the treasury stock method, to derive a range of illustrative present values per share ranging from $12.42 to $20.91.

Pro Forma Combined Company. Using the Patterson-UTI pro forma projections, Goldman Sachs performed an illustrative discounted cash flow analysis on the pro forma combined company to derive a range of illustrative present values per share of common stock of the pro forma combined company. Using the mid-year convention for discounting cash flows and discount rates ranging from 10.25% to 12.25%, reflecting estimates of the pro forma combined company’s weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2023 (i) estimates of unlevered free cash flow for the pro forma combined company for the period beginning April 1, 2023 through December 31, 2027 as reflected in the Patterson-UTI pro forma projections and (ii) a range of illustrative terminal values for the pro forma combined company, which were calculated by applying terminal year exit EV/EBITDA multiples ranging from 2.75x to 5.75x, to a terminal year estimate of the EBITDA to be generated by the pro forma combined company, as reflected in the Patterson-UTI pro forma projections (which analysis implied perpetuity growth rates ranging from (9.1)% to 2.9%). The range of terminal year exit EV/EBITDA multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account historical trading multiples of the pro forma combined company. Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including the pro forma combined company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the pro forma combined company, as well as certain financial metrics for the U.S. financial markets generally.

Goldman Sachs derived a range of illustrative enterprise values for the pro forma combined company by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the pro forma combined company the amount of the pro forma combined company’s net debt of approximately $874 million, as provided by and approved for Goldman Sachs’ use by the management of Patterson-UTI, to derive a range of illustrative equity values for the pro forma combined company. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of the pro forma combined company of approximately 391 million, as provided by and approved for Goldman Sachs’ use by the management of Patterson-UTI, using the treasury stock method, to derive a range of illustrative present values per share ranging from $18.14 to $30.80.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Patterson-UTI’s and NexTier’s current beliefs, expectations or intentions regarding future events. Words such as “anticipate,” “believe,” “budgeted,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “project,” “pursue,” “should,” “strategy,” “target,” or “will,” and similar expressions are intended to identify such forward-looking statements. The statements in this Current Report on Form 8-K that are not historical statements, including statements regarding Patterson-UTI’s and NexTier’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Patterson-UTI’s and NexTier’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. The statements include, without limitation, projections as to the anticipated benefits of the Mergers, the impact of the Mergers on Patterson-UTI’s and NexTier’s business and future financial and operating results, the amount and timing of synergies from the Mergers, the combined company’s projected revenues, adjusted EBITDA and cash flow, accretion, business and employee opportunities, capital return policy, and the closing date for the Mergers, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Patterson-UTI’s and NexTier’s control. These factors and risks include, but are not limited to, adverse oil and natural gas industry conditions; global economic conditions, including inflationary pressures and risks of economic downturns or recessions in the United States and elsewhere; volatility in customer spending and in oil and natural gas prices that could adversely affect demand for Patterson-UTI’s and NexTier’s services and their associated effect on rates; excess availability of land drilling rigs, pressure pumping and directional drilling equipment, including as a result of reactivation, improvement or construction; competition and demand for Patterson-UTI’s and NexTier’s services; the impact of the ongoing conflict in Ukraine; strength and financial resources of competitors; utilization, margins and planned capital expenditures; liabilities from operational risks for which Patterson-UTI or NexTier do not have and receive full indemnification or insurance; operating hazards attendant to the oil and natural gas business; failure by customers to pay or satisfy their contractual obligations (particularly with respect to fixed-term contracts); the ability to realize backlog; specialization of methods, equipment and services and new technologies, including the ability to develop and obtain satisfactory returns from new technology; the ability to retain management and field personnel; loss of key customers; shortages, delays in delivery, and interruptions in supply, of equipment and materials; cybersecurity events; synergies, costs and financial and operating impacts of acquisitions; difficulty in building and deploying new equipment; governmental regulation; climate legislation, regulation and other related risks; environmental, social and governance practices, including the perception thereof; environmental risks and ability to satisfy future environmental costs; technology-related disputes; legal proceedings and actions by governmental or other regulatory agencies; the ability to effectively identify and enter new markets; public health crises, pandemics and epidemics; weather; operating costs; expansion and development trends of the oil and natural gas industry; ability to obtain insurance coverage on commercially reasonable terms; financial flexibility; interest rate volatility; adverse credit and equity market conditions; availability of capital and the ability to repay indebtedness when due; our return of capital to stockholders; stock price volatility; and compliance with covenants under Patterson-UTI’s and NexTier’s debt agreements; and other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Patterson-UTI’s and NexTier’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the Mergers; the risk associated with Patterson-UTI’s and NexTier’s ability to obtain the approval of the Mergers by their shareholders required to consummate the Mergers and the timing of the closing of the Mergers, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the Mergers is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; and the diversion of management time on transaction-related issues.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Patterson-UTI’s or NexTier’s SEC filings, both of which are available through the Securities and Exchange Commission’s (the “SEC”) Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov, or with respect to Patterson-UTI’s SEC filings, Patterson-UTI’s website at http://www.patenergy.com, or with respect to NexTier’s SEC filings, NexTier’s website at https://nextierofs.com. Patterson-UTI and NexTier undertake no obligation to publicly update or revise any forward-looking statement.

Important Information for Stockholders

In connection with the Mergers, Patterson-UTI has filed, and the SEC declared effective on July 31, 2023, the Registration Statement, which contains the Joint Proxy Statement/Prospectus. Patterson-UTI and NexTier commenced the mailing of the Joint Proxy Statement/Prospectus to Patterson-UTI’s stockholders and NexTier’s stockholders on or about August 1, 2023. Each of Patterson-UTI and NexTier also may file other relevant documents with the SEC regarding the Mergers. No offering of securities shall be made, except by means of the Joint Proxy Statement/Prospectus. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS. Investors and shareholders are able to obtain free copies of these documents and other documents containing important information about Patterson-UTI and NexTier once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Patterson-UTI are available free of charge on Patterson-UTI’s website at http://www.patenergy.com or by contacting Patterson-UTI’s Investor Relations Department by phone at (281) 765-7170. Copies of the documents filed with the SEC by NexTier are available free of charge on NexTier’s website at https://nextierofs.com or by contacting NexTier’s Investor Relations Department by phone at (346) 242-0519.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the Mergers or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

Date: August 18, 2023	By:	/s/ C. Andrew Smith
Name: C. Andrew Smith
Title: Executive Vice President and Chief Financial Officer